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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-2 Indenture dated as of March 3, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-2)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                     333-117817                 33-0705301
----------------------------    ------------------------      ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


      1401 Dove Street                                               92660
 -------------------------                                        ----------
 NEWPORT BEACH, CALIFORNIA                                        (Zip Code)
   (Address of Principal
     Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.


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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:


            EXHIBIT                 NO. DESCRIPTION
            -------                 ---------------

            3.1 Amended and Restated Trust Agreement, dated as of March 3, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-2.

            EXHIBIT                 NO. DESCRIPTION
            -------                 ---------------

            4.1 Indenture, dated as of March 3, 2005, between Impac CMB Trust Series 2005-2 as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized
                                    Asset-Backed Bonds, Series 2005-2. (In
                                    accordance with Rule 202 of Regulation S-T,
                                    Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

            EXHIBIT                 NO. DESCRIPTION
            -------                 ---------------

            99.1 Servicing Agreement, dated as of March 3, 2005, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-2, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-2. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMH ASSETS CORP.



                                      By:      /s/ Richard J. Johnson
                                         ---------------------------------------
                                      Name:    Richard J. Johnson
                                      Title:   EVP/CFO


Dated: March 18, 2005

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------

3.1 Amended and Restated Trust Agreement, dated as of March 3, 2005, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2005-2.

4.1 Indenture dated as of March 3, 2005, between Impac CMB Trust Series 2005-2, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-2. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of March 3, 2005, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2005-2, as Issuer and Wells Fargo Bank, N.A., as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2005-2. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)